EXHIBIT 99.1.
Press release of Flushing Financial Corporation, dated May 18, 2004

CONTACT:

Monica C. Passick	Van Negris / Lexi Terrero
Senior Vice President and	Van Negris & Company, Inc.
Chief Financial Officer	(212) 626-6730
Flushing Financial Corporation
(718) 961-5400

FOR IMMEDIATE RELEASE

Flushing Financial Corporation's Monica C. Passick,
Chief Financial Officer, to Retire;

David W. Fry, Vice President and Controller, to be Named as Successor

FLUSHING, NY - MAY 18, 2004 - Flushing Financial Corporation (Nasdaq: FFIC) today announced Monica C. Passick's intention to retire as Senior Vice President, Treasurer and Chief Financial Officer, effective July 1, 2004. Mrs. Passick joined Flushing Savings Bank in 1979, has been Chief Financial Officer of Flushing Savings Bank since 1993 and Chief Financial Officer of Flushing Financial Corporation since its formation in 1994.

Gerard P. Tully, Sr., Chairman of the Board of Directors and Michael J. Hegarty, President and Chief Executive officer of Flushing Financial Corporation, together stated: "We wish to acknowledge Monica's exceptional contributions to Flushing Financial Corporation which span over 25 years of dedicated service. We are grateful for her long and highly effective service as an officer of the Bank and wish her our very best in her future endeavors and retirement."

David W. Fry, who joined Flushing Financial Corporation as Vice President and Controller in 1998, will be named to succeed Mrs. Passick as Chief Financial Officer and Treasurer, effective upon her retirement. Mr. Hegarty commented: "As a key member of our senior management team, David is thoroughly familiar with the operations of the Corporation and Flushing Savings Bank and has worked very closely with Monica during the past six years. He has a very strong background in all aspects of accounting, finance, treasury and strategic planning. I am confident that he will continue to play a significant leadership role in the operations of Flushing Financial Corporation as we continue to move to the next level in the development of our business."

Mr. Fry, 53, has over 20 years experience in the banking industry. Prior to joining Flushing Financial Corporation in 1998, he held senior financial management positions at Home Federal Savings Bank, Anchor Savings Bank, and City Federal Savings Bank. He holds a B.S. in Accounting, Magna Cum Laude, from the College of New Jersey and is a Certified Public Accountant.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company's Annual Report on Form 10-K and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as "may", "will", "should", "could", "expects", "plans", "intends", "anticipates", "believes", "estimates", "predicts", "forecasts", "potential" or "continue" or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

Flushing Financial Corporation is the holding company for Flushing Savings Bank, FSB, a federally chartered stock savings bank insured by the Federal Deposit Insurance Corporation (FDIC). The Bank conducts its business through eleven banking offices located in Queens, Brooklyn, Manhattan, Bronx and Nassau County.

Additional information on Flushing Financial Corporation may be obtained by visiting the Company's web site at http://www.flushingsavings.com.

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